UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-04873

                         The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Growth Fund Annual Report — December 31, 2016

Howard F. Ward, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 2.8% compared with increases of 12.0% and 7.1% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

The year started badly with the market (S&P) falling 11% in the first six weeks of the year. It was one of the worst starts in history, attributed to falling earnings and collapsing oil prices. Crude oil (WTI) bottomed January 20 at $35 per barrel, down over 60% since mid 2014 and over 40% since mid 2015. Investors assumed the worst, that falling crude prices were a negative signal for economic growth. The value of debt issued by many energy companies fell precipitously, creating other concerns of a potential financial accident involving the high yield debt market. By June crude oil had rallied 50%.

Each quarter of the year had its own storyline. The first quarter was all about falling profits and collapsing oil prices. The second quarter held the shock of the Brexit vote in England, with no shortage of bearish headlines. In the third quarter, the aftershock of the Brexit vote gave rise to unprecedented negative interest rates in Europe and beyond, providing stimulus to help the fragile global expansion. Finally, the fourth quarter was all about the surprising election of Donald Trump and the excitement created by a potentially more pro-business administration.

Investors quickly warmed to the idea of tax reform and deregulation. The market (S&P) rallied 1.9% in the five days after the election. The Dow, outperforming the broader market, rose 1,579 points, or 8.6%, between November 8 and December 13. In fact, the Dow rose for seven consecutive weeks post election, finally falling in the final week of the year after advancing 1,642 points.

A top contributor to performance in 2016 was Microsoft (5.8% of net assets as of December 31, 2016), the world’s largest software company, which develops, manufactures, and licenses a range of software products. The recent acquisition of LinkedIn will allow Microsoft to integrate data from LinkedIn’s economic graph with Microsoft’s professional cloud. Additional contributors were UnitedHealth Group (2.8%), one of the largest and most diversified managed care companies in the United States, which benefitted from its high growth Optum services business which provides wellness and care management programs, financial services, information technology solutions, and pharmacy benefit management (PBM) services to approximately 115 million customers;

and Time Warner (2.7%), a diversified media company with operations in cable networks through HBO, TNT, TBS, and CNN, and film and television production. Time Warner owns cable networks that benefit from contractually recurring revenue, high margins, and low capital intensity. In October, AT&T and Time Warner announced that they had entered into a definitive agreement under which AT&T will acquire Time Warner in a stock and cash transaction valued at $107.50 per share.

Detractors from performance included CVS Health Corp. (0.7%), the leading pharmacy and pharmacy benefits manager in the country, with over $150 billion in annual revenue. CVS faces some challenges as a resurgent Walgreens has aligned itself to gain more of the pharmacy market share and in the process won several contracts totaling almost 40 million prescriptions annually; Bristol-Myers Squibb (1.0%), a global biopharmaceutical company, which focuses on the discovery, development, and delivery of innovative medicines, faced a number of challenges in 2016. Most significant was the failure of their cancer immunotherapy, Opdivo, to reach its primary endpoint; and Amgen (0.9%), a biotechnology company committed to the discovery, development, manufacturing, and delivery of innovative human therapeutics. Amgen faced flat and declining sales across many of its product lines in 2016

Thank you for your investment in The GAMCO Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)						Since Inception (4/10/87)
	1 Year	3 Year	5 Year	10 Year	15 Year
Class I (GGCIX)	3.06%	6.13%	13.26%	6.37%	4.66%	9.73%
S&P 500 Index	11.96	8.87	14.66	6.95	6.69	9.53(d)
Russell 1000 Growth Index.	7.08	8.55	14.50	8.33	6.42	8.95(d)
Class AAA (GABGX)	2.83	5.87	12.98	6.14	4.51	9.65
Class A (GGCAX)	2.81	5.87	12.98	6.14	4.51	9.65
With sales charge (b)	(3.11)	3.80	11.65	5.51	4.11	9.44
Class C (GGCCX)	2.05	5.08	12.13	5.34	3.83	9.29
With contingent deferred sales charge (c)	1.05	5.08	12.13	5.34	3.83	9.29

In the current prospectuses dated April 29, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.43%, 1.43%, 2.18%, and 1.18%, respectively. See page 11 for the expense ratios for the year ended December 31, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance results are as of March 31, 1987.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,038.50	1.43%	$ 7.33
Class A	$1,000.00	$1,038.30	1.43%	$ 7.33
Class C	$1,000.00	$1,034.40	2.18%	$11.15
Class I	$1,000.00	$1,039.70	1.18%	$ 6.05
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.95	1.43%	$ 7.25
Class A	$1,000.00	$1,017.95	1.43%	$ 7.25
Class C	$1,000.00	$1,014.18	2.18%	$11.04
Class I	$1,000.00	$1,019.20	1.18%	$ 5.99

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The GAMCO Growth Fund

Technology - Computer Software and Services	22.0%
Consumer Discretionary - Other	20.0%
Health Care	14.7%
Consumer Discretionary - Media	9.7%
Financial Services	9.0%
Technology - Computer Technology, Semiconductors and Components	7.2%

Consumer Staples	7.1%
Producer Durables	6.5%
Materials and Processing	2.1%
U.S. Government Obligations	1.1%
Energy	0.7%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800- 422- 3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GAMCO Growth Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	TECHNOLOGY - COMPUTER SOFTWARE AND SERVICES — 22.0%
171,400	Adobe Systems Inc.†	$12,629,003	$17,645,630
17,100	Alphabet Inc., Cl. A†	6,830,730	13,550,895
21,135	Alphabet Inc., Cl. C†	11,638,409	16,312,416
232,000	Facebook Inc., Cl. A†	15,495,376	26,691,600
468,000	Microsoft Corp.	16,916,265	29,081,520
11,900	Palo Alto Networks Inc.†	1,756,747	1,488,095
30,300	salesforce.com Inc.†	2,130,036	2,074,338
141,500	Sabre Corp.	4,008,860	3,530,425

		71,405,426	110,374,919

	CONSUMER DISCRETIONARY - OTHER — 20.0%
41,900	Amazon.com Inc.†	14,317,517	31,419,553
6,000	AutoZone Inc.†	2,271,174	4,738,740
36,200	Costco Wholesale Corp.	4,117,520	5,795,982
35,400	Fortune Brands Home & Security Inc.	1,647,609	1,892,484
28,000	Lululemon Athletica Inc.†	1,819,084	1,819,720
97,600	NIKE Inc., Cl. B	3,102,805	4,961,008
15,800	O’Reilly Automotive Inc.†	4,422,007	4,398,878
12,200	Panera Bread Co., Cl. A†	2,451,315	2,502,098
49,000	Shake Shack Inc., Cl. A†	1,821,599	1,753,710
83,000	Sprouts Farmers Market Inc.†	1,871,206	1,570,360
217,200	Starbucks Corp.	8,585,839	12,058,944
20,800	The Estee Lauder Companies Inc., Cl. A	924,522	1,590,992
90,700	The Home Depot Inc.	5,343,303	12,161,056
2,200	The Priceline Group Inc.†	2,314,591	3,225,332
56,000	The TJX Companies Inc.	1,626,357	4,207,280
23,100	Tractor Supply Co.	1,880,481	1,751,211
18,400	Ulta Salon Cosmetics & Fragrance Inc.†	4,388,880	4,690,896

		62,905,809	100,538,244

	HEALTH CARE — 14.7%
61,200	AbbVie Inc.	3,748,953	3,832,344
31,100	Amgen Inc.	3,193,606	4,547,131
45,800	Becton, Dickinson and Co.	6,302,600	7,582,190
11,400	Biogen Inc.†	2,410,311	3,232,812
82,600	Bristol-Myers Squibb Co.	4,606,093	4,827,144
40,000	Celgene Corp.†	4,306,150	4,630,000
47,000	Danaher Corp.	3,248,114	3,658,480
50,600	Johnson & Johnson	4,595,135	5,829,626
5,000	Regeneron Pharmaceuticals Inc.†	1,632,938	1,835,450
42,300	Thermo Fisher Scientific Inc.	5,773,317	5,968,530
89,100	UnitedHealth Group Inc.	11,498,726	14,259,564
251,500	Zoetis Inc.	12,851,966	13,462,795

		64,167,909	73,666,066

Shares		Cost	Market Value

	CONSUMER DISCRETIONARY - MEDIA — 9.7%
134,300	CBS Corp., Cl. B, Non-Voting	$7,455,668	$8,544,166
171,000	Comcast Corp., Cl. A	10,139,188	11,807,550
60,000	Nielsen Holdings plc	1,943,150	2,517,000
100,100	The Walt Disney Co.	9,885,778	10,432,422
140,500	Time Warner Inc.	11,255,588	13,562,465
71,000	Twenty-First Century Fox Inc., Cl. A	1,631,999	1,990,840

		42,311,371	48,854,443

	FINANCIAL SERVICES — 9.0%
32,600	American Tower Corp.	3,691,609	3,445,168
42,200	Crown Castle International Corp.	3,876,885	3,661,694
41,500	First Republic Bank/CA	2,943,693	3,823,810
67,000	Fiserv Inc.†	6,941,111	7,120,760
156,200	MasterCard Inc., Cl. A	5,117,094	16,127,650
51,000	The Charles Schwab Corp.	1,307,635	2,012,970
117,500	Visa Inc., Cl. A	2,226,422	9,167,350

		26,104,449	45,359,402

	TECHNOLOGY - COMPUTER TECHNOLOGY, SEMICONDUCTORS AND COMPONENTS — 7.2%
254,500	Apple Inc.	15,040,798	29,476,190
22,000	QUALCOMM Inc.	1,502,000	1,434,400
13,900	SBA Communications Corp., Cl. A†	1,552,784	1,435,314
54,500	Texas Instruments Inc.	3,966,242	3,976,865

		22,061,824	36,322,769

	CONSUMER STAPLES — 7.1%
73,600	Blue Buffalo Pet Products Inc.†	1,866,287	1,769,344
31,100	Colgate-Palmolive Co.	1,266,952	2,035,184
47,000	CVS Health Corp.	4,296,104	3,708,770
66,000	Mondelēz International Inc., Cl. A	3,046,553	2,925,780
152,100	PepsiCo Inc.	14,600,437	15,914,223
51,600	The Coca-Cola Co.	1,739,518	2,139,336
87,700	Walgreens Boots Alliance Inc.	7,436,729	7,258,052

		34,252,580	35,750,689

	PRODUCER DURABLES — 6.5%
30,500	3M Co.	3,989,218	5,446,385
17,000	Dover Corp.	1,293,477	1,273,810
10,600	FedEx Corp.	2,081,632	1,973,720
170,000	General Electric Co.	5,478,156	5,372,000
36,000	Honeywell International Inc.	3,634,858	4,170,600
7,500	Parker-Hannifin Corp.	1,075,320	1,050,000
9,400	Roper Technologies Inc.	1,735,555	1,720,952
42,100	Snap-on Inc.	6,651,101	7,210,467
27,700	The Boeing Co.	3,542,647	4,312,336

		29,481,964	32,530,270

	MATERIALS AND PROCESSING — 2.1%
30,100	Ecolab Inc.	2,641,273	3,528,322
22,800	PPG Industries Inc.	2,225,227	2,160,528

See accompanying notes to financial statements.

The GAMCO Growth Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	MATERIALS AND PROCESSING (Continued)
17,300	The Sherwin-Williams Co.	$3,871,816	$4,649,202

		8,738,316	10,338,052

	ENERGY — 0.7%
33,400	EOG Resources Inc.	2,259,973	3,376,740

	TOTAL COMMON STOCKS	363,689,621	497,111,594

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.1%
$5,578,000	U.S. Treasury Bills,
	0.446% to 0.617%††, 02/16/17 to 06/08/17	$5,570,109	$5,570,303

	TOTAL INVESTMENTS — 100.1%	$369,259,730	502,681,897

	Other Assets and Liabilities (Net) — (0.1)%		(535,318)

	NET ASSETS — 100.0%.		$502,146,579

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $369,259,730)	$502,681,897
Cash	1,206
Receivable for Fund shares sold	24,486
Dividends receivable	518,332
Prepaid expenses	21,947

Total Assets	503,247,868

Liabilities:
Payable for Fund shares redeemed	392,725
Payable for investment advisory fees	430,707
Payable for distribution fees	100,911
Payable for accounting fees	7,500
Payable for shareholder services fees	62,093
Other accrued expenses	107,353

Total Liabilities	1,101,289

Net Assets (applicable to 10,777,527 shares outstanding)	$502,146,579

Net Assets Consist of:
Paid-in capital	$369,486,273
Accumulated distributions in excess of net realized gains on investments and foreign currency transactions	(746,237)
Net unrealized appreciation on investments	133,422,167
Net unrealized depreciation on foreign currency translations	(15,624)

Net Assets	$502,146,579

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($460,436,845 ÷ 9,889,828 shares outstanding)	$46.56

Class A:
Net Asset Value and redemption price per share ($3,066,049 ÷ 65,839 shares outstanding)	$46.57

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$49.41

Class C:
Net Asset Value and offering price per share ($1,777,357 ÷ 42,640 shares outstanding)	$41.68	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($36,866,328 ÷ 779,220 shares outstanding)	$47.31

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $14,990)	$6,555,771
Interest	9,083

Total Investment Income	6,564,854

Expenses:
Investment advisory fees.	5,079,613
Distribution fees - Class AAA	1,166,920
Distribution fees - Class A	8,039
Distribution fees - Class C	22,138
Shareholder services fees	446,190
Trustees’ fees	141,000
Shareholder communications expenses	118,803
Legal and audit fees	62,666
Registration expenses	54,034
Accounting fees	45,000
Custodian fees	36,936
Interest expense	880
Miscellaneous expenses	39,243

Total Expenses	7,221,462

Less:
Expenses paid indirectly by broker (See Note 6)	(3,600)
Reimbursements for custody fees	(546,710)

Total Credits and Reimbursements	(550,310)

Net Expenses	6,671,152

Net Investment Loss	(106,298)

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	25,705,289
Net realized loss on foreign currency transactions	(2,071)

Net realized gain on investments and foreign currency transactions	25,703,218

Net change in unrealized appreciation/depreciation:
on investments	(11,572,952)
on foreign currency translations	(932)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(11,573,884)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	14,129,334

Net Increase in Net Assets Resulting from Operations	$14,023,036

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment loss.	$(106,298)	$(518,902)
Net realized gain on investments and foreign currency transactions	25,703,218	38,261,474
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(11,573,884)	(10,855,497)

Net Increase in Net Assets Resulting from Operations	14,023,036	26,887,075

Distributions to Shareholders:
Net realized gain
Class AAA	(22,539,442)	(36,985,241)
Class A	(151,817)	(182,345)
Class C	(96,726)	(203,137)
Class I	(1,777,606)	(2,672,618)

	(24,565,591)	(40,043,341)

Return of capital
Class AAA	(232,833)	—
Class A	(1,568)	—
Class C	(999)	—
Class I	(18,363)	—

	(253,763)	—

Total Distributions to Shareholders	(24,819,354)	(40,043,341)

Shares of Beneficial Interest Transactions:
Class AAA	(13,830,307)	(17,886,116)
Class A	(9,624)	1,592,904
Class C	(645,860)	1,163,846
Class I	2,028,373	20,071,190

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(12,457,418)	4,941,824

Redemption Fees	38	283

Net Decrease in Net Assets	(23,253,698)	(8,214,159)
Net Assets:
Beginning of year	525,400,277	533,614,436

End of year (including undistributed net investment income of $0 and $0, respectively)	$502,146,579	$525,400,277

See accompanying notes to financial statements.

The GAMCO Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2016	$47.60	$(0.02)	$1.39	$1.37	—	$(2.38)	$(0.03)	$(2.41)	$0.00	$46.56	2.8%	$460,437	(0.04)%	1.44	%(c)(d)	52%
2015	48.93	(0.05)	2.62	2.57	—	(3.90)	—	(3.90)	0.00	47.60	5.1	484,320	(0.11)	1.43	(c)	40
2014	46.62	(0.06)	4.66	4.60	—	(2.29)	—	(2.29)	0.00	48.93	9.8	514,214	(0.13)	1.43		34
2013	34.81	0.01	11.81	11.82	$(0.01)	—	—	(0.01)	0.00	46.62	34.0	505,727	0.02	1.45		35
2012	30.11	0.04	4.71	4.75	(0.05)	—	—	(0.05)	0.00	34.81	15.8	414,691	0.13	1.49		41
Class A
2016	$47.61	$(0.02)	$1.39	$1.37	—	$(2.38)	$(0.03)	$(2.41)	$0.00	$46.57	2.8%	$3,066	(0.03)%	1.44	%(c)(d)	52%
2015	48.93	(0.05)	2.63	2.58	—	(3.90)	—	(3.90)	0.00	47.61	5.1	3,120	(0.10)	1.43	(c)	40
2014	46.62	(0.06)	4.66	4.60	—	(2.29)	—	(2.29)	0.00	48.93	9.8	1,626	(0.13)	1.43		34
2013	34.82	0.01	11.82	11.83	$(0.02)	—	—	(0.02)	0.00	46.62	34.0	1,355	0.01	1.45		35
2012	30.11	0.05	4.70	4.75	(0.04)	—	—	(0.04)	0.00	34.82	15.8	894	0.15	1.49		41
Class C
2016	$43.18	$(0.35)	$1.26	$0.91	—	$(2.38)	$(0.03)	$(2.41)	$0.00	$41.68	2.1%	$1,778	(0.81)%	2.19	%(c)(d)	52%
2015	45.06	(0.40)	2.42	2.02	—	(3.90)	—	(3.90)	0.00	43.18	4.3	2,476	(0.86)	2.18	(c)	40
2014	43.42	(0.39)	4.32	3.93	—	(2.29)	—	(2.29)	0.00	45.06	9.0	1,438	(0.87)	2.18		34
2013	32.66	(0.27)	11.03	10.76	—	—	—	—	0.00	43.42	33.0	1,221	(0.73)	2.20		35
2012	28.42	(0.19)	4.43	4.24	—	—	—	—	0.00	32.66	14.9	835	(0.61)	2.24		41
Class I
2016	$48.22	$0.11	$1.39	$1.50	—	$(2.38)	$(0.03)	$(2.41)	$0.00	$47.31	3.1%	$36,866	0.22%	1.19	%(c)(d)	52%
2015	49.39	0.07	2.66	2.73	—	(3.90)	—	(3.90)	0.00	48.22	5.4	35,484	0.14	1.17	(c)	40
2014	46.92	0.06	4.70	4.76	—	(2.29)	—	(2.29)	0.00	49.39	10.1	16,336	0.11	1.18		34
2013	35.03	0.11	11.90	12.01	$(0.12)	—	—	(0.12)	0.00	46.92	34.3	12,395	0.27	1.20		35
2012	30.30	0.15	4.72	4.87	(0.14)	—	—	(0.14)	0.00	35.03	16.1	9,092	0.45	1.24		41

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the annualized expense ratios would have been 1.33% (Class AAA), 1.33% (Class A), 2.09% (Class C), and 1.07% (Class I).

See accompanying notes to financial statements.

The GAMCO Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Growth Fund was organized on October 24, 1986 as a Massachusetts business trust and commenced investment operations on April 10, 1987. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

Valuation Inputs*	Investments in Securities (Market Value)

Level 1 - Quoted Prices	$497,111,594
Level 2 - Other Significant Observable Inputs	5,570,303

Total	$502,681,897

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 1 consists of Common Stocks. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2016 or December 31, 2015.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to foreign currency transactions, reclassifications of distributions and a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated net investment loss by $106,298 and decrease accumulated distributions in excess of net realized gains on investments and foreign currency transactions by $2,072, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Net long term capital gains	$24,565,591	$40,043,341
Return of capital	253,763	—

Total distributions paid	$24,819,354	$40,043,341

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$132,660,306

At December 31, 2016, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$370,005,967	$136,714,871	$(4,038,941)	$132,675,930

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016 the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receives a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $265,219,445 and $307,879,203, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Distributor retained a total of $2,857 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,600.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2016, there were no borrowings outstanding under the line of credit.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $3,025, with a weighted average interest rate of 0.67%. The maximum amount borrowed at any time during the year was $573,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	125,426	$5,909,865	173,314	$8,756,876
Shares issued upon reinvestment of distributions	461,848	21,693,346	728,799	35,310,415
Shares redeemed	(871,977)	(41,433,518)	(1,237,717)	(61,953,407)

Net decrease	(284,703)	$(13,830,307)	(335,604)	$(17,886,116)

Class A
Shares sold	14,495	$670,379	44,715	$2,224,121
Shares issued upon reinvestment of distributions	3,032	142,429	3,559	172,460
Shares redeemed	(17,211)	(822,432)	(15,984)	(803,677)

Net increase/(decrease)	316	$(9,624)	32,290	$1,592,904

Class C
Shares sold	23,248	$993,003	29,715	$1,363,143
Shares issued upon reinvestment of distributions	1,886	79,321	3,208	140,262
Shares redeemed	(39,843)	(1,718,184)	(7,493)	(339,559)

Net increase/(decrease)	(14,709)	$(645,860)	25,430	$1,163,846

Class I
Shares sold	125,180	$5,977,875	397,190	$19,763,411
Shares issued upon reinvestment of distributions	33,609	1,604,168	47,927	2,351,789
Shares redeemed	(115,515)	(5,553,670)	(39,950)	(2,044,010)

Net increase	43,274	$2,028,373	405,167	$20,071,190

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Growth Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

The GAMCO Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee Age: 74	Since 1992	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 72	Since 1995	10	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 81	Since 1989	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 78	Since 1992	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Dugald A. Fletcher Trustee Age: 87	1989-1996 2000-present	2	President, Fletcher & Company, Inc.	Director of Harris & Harris Group, Inc. (business development company) (1996- 2012)

Robert J. Morrissey Trustee Age: 77	Since 2001	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthony R. Pustorino Trustee Age: 91	Since 1987	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthony Torna, Sr. Trustee Age: 90	Since 1987	1	Registered Representative, Maxim Group LLC; Investec Ernst & Company (2001-2012)	—

Anthonie C. van Ekris Trustee Age: 82	1987-1989 1992-present	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Trustee Age: 71	1987-1996 2000-present	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The GAMCO Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since September 2015; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders long term capital gains totaling $24,565,591 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GAMCO GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES
Mario J. Gabelli, CFA

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

Chairman and Chief
Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Dugald A. Fletcher
President,
Fletcher & Company, Inc.

John D. Gabelli
Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus,
Pace University

Anthony Torna
Former Investment Counselor,
Maxim Group LLC

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q416AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,544 for 2015 and $39,508 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,996 for 2015 and $4,096 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/08/2017

* Print the name and title of each signing officer under his or her signature.